Media Contacts: Sarah Wirth, +1 312 696-6037 or newsroom@morningstar.com Tim Benedict, +1 203 339-1912 or tim.benedict@morningstar.com Investor Relations Contact: Sarah Bush, +1 312-384-3754 or sarah.bush@morningstar.com FOR IMMEDIATE RELEASE Morningstar Plans to Acquire CRSP, Solidifying Position as a Top-Tier Global Index Provider CHICAGO, Sept. 23, 2025-- Morningstar, Inc. (Nasdaq: MORN), a leading provider of independent investment insights, today announced it has entered into an agreement to acquire the Center for Research in Security Prices (CRSP), a premier provider of historical stock market data and indexes, from the University of Chicago, for $375 million. Upon closing, this strategic move will redefine Morningstar’s position in the market, catapulting it to one of the largest index providers for public US equity index funds. As part of the transaction, Morningstar will acquire the CRSP Market Indexes, which are the benchmarks for more than $3 trillion in US equities across market capitalizations, investment styles, and sectors, providing meaningful scale for Morningstar’s index capabilities. Vanguard offers several funds tracking CRSP indexes, including mutual funds and exchange-traded funds (ETFs), such as Vanguard Total Stock Market Index Fund (VTSAX and VTI), and Vanguard Mid- Cap Index Fund (VIMAX and VO). These funds, known for their broad diversification and low costs, are used by millions of investors. “By bringing CRSP’s trusted data validation processes and robust indexing methodologies into our fold, we’re reinforcing our commitment to offering high-quality, data-driven tools that empower investors to make smarter decisions,” said Kunal Kapoor, chief executive officer of Morningstar. “We know that assets tied to indexes play a critical role for asset owners when choosing providers, and this acquisition allows us to expand our capabilities to these clients. With CRSP’s expertise and our shared focus on delivering exceptional value, we’re excited to create even more opportunities for investors and help them achieve their long-term goals.” Founded in 1960 at the University of Chicago, CRSP has long provided investors, academics, and regulatory authorities with financial data and market indexes to support research, scholarship, and investment strategy. More than 65 years ago, CRSP developed the first market database that helped investors measure the historical rates of return for US stocks, broadening transparency into US equities. Today, CRSP is known for its high-quality and comprehensive historical US equity and index data.

“A hallmark of economic scholarship at the University of Chicago has been the rigorous use of data to unlock fundamental market insights, for the benefit of scholars as well as investors – and CRSP has made vital contributions to those advances,” said Madhav Rajan, dean of the University of Chicago Booth School of Business and chair of CRSP’s Board of Directors. “As CRSP and Morningstar embark on a new chapter, Morningstar is a natural fit for CRSP's strengths, and it brings the business insights, experience, and capacity required to make full use of, and build upon, CRSP’s potential.” CRSP generates approximately $55 million in annual revenue. The CRSP team will officially join Morningstar Indexes, bringing their expertise and innovative approach to enhance Morningstar's index offerings. The transaction is expected to close in the fourth quarter of 2025, subject to customary closing conditions including regulatory approval. About Morningstar, Inc. Morningstar, Inc. is a leading provider of independent investment insights in North America, Europe, Australia, and Asia. The Company offers an extensive line of products and services for individual investors, financial advisors, asset managers and owners, retirement plan providers and sponsors, institutional investors in the debt and private capital markets, and alliances and redistributors. Morningstar provides data and research insights on a wide range of investment offerings, including managed investment products, publicly listed companies, private capital markets, debt securities, and real-time global market data. Morningstar also offers investment management services through its investment advisory subsidiaries, with approximately $352 billion in AUMA as of June 30, 2025. The Company operates through wholly- or majority- owned subsidiaries in 32 countries. For more information, visit www.morningstar.com/company. Follow Morningstar on X (formerly known as Twitter) @MorningstarInc. About Morningstar Indexes As the fastest-growing global index provider for the last five years according to Burton-Taylor International Consulting, Morningstar Indexes was built to keep up with the evolving needs of investors—and to be a leading-edge advocate for them. Morningstar's rich heritage as a transparent, investor-focused leader in data and research uniquely equips Morningstar Indexes to support individuals, institutions, wealth managers and advisors in navigating investment opportunities across all major asset classes, styles, and strategies. From assessing risk and return with traditional benchmarks to helping investors effectively incorporate ESG objectives into their investment process, our range of index solutions spans an investment landscape as diverse as investors themselves. We help investors answer today's increasingly complex questions so that they can more easily reach tomorrow's goals. Please visit indexes.morningstar.com for more information.

Caution Concerning Forward-Looking Statements This press release contains forward-looking statements as that term is used in the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “will,” "aim," "committed," "consider," "estimate," "future," "goal," "is designed to," "maintain," "may," "might," "objective," "ongoing," "could," "expect," "intend," "plan," "possible," "potential," "seek," "anticipate," "believe," "predict," "prospects," "continue," "strategy," "strive," "will," "would," "determine," "evaluate," or the negative thereof, and similar expressions. These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. For us, these risks and uncertainties include, among others, failing to consummate the transaction on a timely basis or at all, failing to achieve the intended benefits of the transaction, failing to maintain and protect our brand, independence, and reputation; failure to prevent and/or mitigate cybersecurity events and the failure to protect confidential information, including personal information about individuals; compliance failures, regulatory action, or changes in laws applicable to our regulated businesses; failing to innovate our product and service offerings or meet or anticipate our clients’ changing needs; impact of artificial intelligence technologies on our business and reputation, and the legal risks as they are incorporated into our products and tools; failing to detect errors in our products or the failure of our products to perform properly due to defects, malfunctions or similar problems; failing to recruit, develop, and retain qualified employees; prolonged volatility or downturns affecting the financial sector, global financial markets, and the global economy and the effect on our revenue from asset-based fees and our credit ratings business; failing to scale our operations, increase productivity in order to implement our business plans and strategies; liability for any losses that result from errors in our automated advisory tools or errors in the use of the information and data we collect; inadequacy of our operational risk management and business continuity programs to address materially disruptive events; failure of our strategic transactions, acquisitions, divestitures and investments in companies or technologies to yield expected business or financial benefits, negatively impacting our operating results and our ability to deliver long-term value to shareholders; failing to maintain growth across our businesses due to changes in geopolitics and the regulatory landscape; liability relating to the information and data we collect, store, use, create, and distribute or the reports that we publish or are produced by our software products; the potential adverse effect of our indebtedness on our cash flow and financial and operational flexibility; liability, costs and reputational risks relating to environmental, social and governance considerations; our dependence on third-party service providers in our operations; inadequacy of our insurance coverage; challenges in accounting for tax complexities in the global jurisdictions which we operate in and their effect on our tax obligations and tax rates; the potential and impact of vendor consolidation and clients' strategic decisions to replace our products and services with in-house products and services; our ability to build and maintain short-term and long-term shareholder value and pay dividends to our shareholders; our ability to maintain existing business and renewal rates and to gain new business; the impact of recently issued accounting pronouncements on our consolidated financial statements and related disclosure; impact on our stock price due to future sales of our common stock and fluctuations in our operating results; and failing to protect our intellectual property rights or claims of intellectual property infringement against us. A more complete description of these risks and uncertainties, among others, can be found in our filings with the SEC, including our most recent Reports on Forms 10-K and 10-Q. If any of these risks and uncertainties materialize, our actual future results and other future events may vary significantly from what we expect. We do not undertake to update our forward- looking statements as a result of new information, future events or otherwise, except as may be required by law. You are, however, advised to review any further disclosures we make on related subjects, and about new or additional risks, uncertainties and assumptions in our future filings with the SEC on Forms 10-K, 10-Q and 8-K. ©2025 Morningstar, Inc. All Rights Reserved. MORN-C ###